UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 24, 2013

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)                                 The Annual Meeting of Stockholders of the Company was held on April 24, 2013.

(b)                                 The nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes for	Votes withheld
Rick E Winningham	87,135,110	1,915,103
Henrietta Holsman Fore	87,138,123	1,912,090
Robert V. Gunderson, Jr.	86,490,856	2,559,357
Arnold J. Levine. Ph.D.	87,185,506	1,864,707
Burton G. Malkiel, Ph.D.	87,197,908	1,852,305
Peter S. Ringrose, Ph.D.	87,195,298	1,854,915
William H. Waltrip	87,169,118	1,881,095
George M. Whitesides, Ph.D.	87,167,921	1,882,292
William D. Young	87,169,348	1,880,865

In a non-binding advisory vote, the stockholders voted to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2013 proxy statement.  The voting results are set forth below:

For	Against	Abstain
88,714,953	254,724	80,536

The stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The voting results are set forth below:

For	Against	Abstain
94,498,719	324,439	36,129

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Dated: April 29, 2013	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

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